Exhibit 10.10

(Small Enterprise Loan 1002) V. 201211	No.: 37002322100217030005

Small Enterprise Working Capital Loan Contract

Postal Savings Bank of China

Special Note

In order to safeguard your interests, please carefully read the following terms and conditions and confirm relevant facts before signing this Contract:

1.	Your already have legal knowledge in borrowing from bank and guarantee.

2.	The documents and materials submitted and statements made by you are authentic, legal and effective, and you shall bear corresponding legal responsibility therefor.

3.	You have carefully read all terms and conditions of this Contract, and have full understanding in the meanings and legal consequences thereof.

4.	You have confirmed that you are entitled to sign on the contract by yourself.

5.	You have already been aware that any fraud or noncompliance shall bear the corresponding legal responsibility.

6.	You shall voluntarily sign this Contract on the principle of good faith, and commit to perform obligations as agreed in this Contract.

7.	Please fill in necessary contents and sign your name neatly with a pen or sign pen.

8.	Should you have any question or unclear part, please timely inquire to Postal Savings Bank of China. Should you still have a question, please postpone signing this Contract.

Once this Contract is signed, it will be deemed as each party hereto understand and agree upon all terms and conditions hereof.

This Contract is concluded and entered into by and between each party (please refer to Item 1 of the Attached Table hereto for information of contracting parties) per consultation pursuant to law on the basis of equality and voluntariness, and all contract terms and conditions are demonstrating the genuine intention of each party.

Article 1:	Please refer to Item 2 of the Attached Table hereto for contract nature.

Article 2:	Please refer to Item 3 of the Attached Table hereto for borrowing currency and amount.

Article 3:	Please refer to Item 3 of the Attached Table hereto for purpose of borrowing hereunder. The Borrower shall not arbitrarily misappropriate the loan, the Lender is entitled to supervise the use of borrowing amount, the Borrower commits to use it for the purpose as agreed upon withdrawal, otherwise shall bear the responsibility for breach of contract.

Article 4:	Please refer to Item 5 of the Attached Table hereto for term of borrowing.

Article 5:	Loan interest rate, punitive interest rate and interest calculation, interest settlement.

(I)	Please refer to Item 6 of the Attached Table hereto for loan interest rate.

(II)	Punitive interest rate

If the Borrower fails to repay the loan principal according to the date agreed in the contract (including being declared early maturity), the Lender is entitled to charge interest according to punitive interest rate on daily basis; for the interest cannot be paid on time, the compound interest will be charged according to punitive interest rate. The punitive interest rate is determined by charging extra 50% based on loan interest rate.

If the Borrower fails to use the loan for the purpose agreed in the contract, the Lender is entitled to charge interest according to punitive interest rate on daily basis; for the interest cannot be paid on time, the compound interest will be charged according to punitive interest rate. The punitive interest rate is determined by charging extra 100% based on loan interest rate.

If the Borrower fails to use the loan according to contract agreement and fails to repay the loan according to the date agreed in the contract (including being declared early maturity), the punitive interest rate agreed above shall apply, whichever is higher.

If the loan interest rate is adjusted according to contract agreement, the punitive interest rate will also be changed accordingly after the adjustment of interest rate, and its change cycle is in line with the change cycle of interest rate.

For the purpose of this Contract, the so-called benchmark interest rate means the RMB loan benchmark interest rate of the same grade implemented and published by the People's Bank of China on the value date, in case of change in benchmark interest rate upon application, the benchmark interest rate of the People's Bank of China on the actual value date of loan shall prevail; when a single loan interest rate or punitive interest rate is adjusted according to the preceding agreement, the benchmark interest rate is the RMB loan benchmark interest rate of the same grade implemented and published by the People's Bank of China on the date of interest rate adjustment; if the People's Bank of China no longer publishes the loan interest rate of the same grade, the benchmark interest rate is the loan interest rate of the same grade published by Postal Savings Bank of China on the date of interest rate adjustment.

When determining the "loan interest rate of the same grade", the corresponding grade of term for loan interest rate shall be determined according to the length of term for the Borrower's actual disbursement of single loan.

(III)	Interest calculation

The loan interest is calculated starting from the date on which the single loan has been issued to the Borrower's account. The methods of interest calculation for the loan hereunder are different according to different repayment methods, including interest calculation on daily, monthly and quarterly basis. Interest calculation on daily basis means taking a day as the minimum unit for calculating interest, and daily interest rate is applied upon interest calculation on daily basis, daily interest rate=monthly interest rate/30=annual interest rate/360; interest calculation on monthly basis means taking a month as the minimum unit for calculating interest, and monthly interest rate=annual interest rate/12; interest calculation on quarterly basis means taking a quarter as the minimum unit for calculating interest, and quarterly interest rate=annual interest rate/4.

(IV)	Interest settlement

1.	Interest will be settled on monthly (quarterly) basis starting from the actual date of issuing the borrowing hereunder, the expiry date for interest is the 20th day of every month (quarter), and the expiry date for interest is the repayment date. If the expiry date for interest falls on a non-working day, repayment shall still be made upon the expiry date for interest, if the Borrower's repayment account is not sufficient for paying the current loan principal and interest, repayment may be postponed to the next banking day. Where the Borrower still fails to pay off the loan principal and interest of current period on the first banking day after postponement, the overdue condition shall be determined according to the original expiry date for interest. Upon borrowing maturity, the interest shall be paid off together with the principal.

2.	After the expiry date for interest, for the outstanding interest, the Lender is entitled to charge the compound interest according to the interest settlement method and overdue punitive interest rate corresponding to such loan as agreed herein.

Article 6:	Precondition of loan issuing

Except for the Lender's waiver in whole or in part, only when the following preconditions have been satisfied continuously will the Lender is obligatory to issue the loan:

(I)	The Borrower has properly gone through the approval, registration, delivery, insurance and other legal formalities related to the loan hereunder;

(II)	If a guarantee is set for this Contract, the guarantee rights satisfying the Lender's requirement have come into effect and will remain effective continuously;

(III)	The Borrower has opened the accounts for loan and repayment as required by the Lender;

(IV)	The Borrower does not involve in the event of default as agreed herein or any circumstance might endanger the safety of Lender's creditor's rights as agreed herein;

(V)	Laws, regulations and rules do not prohibit nor restrict the Lender from issuing the loan hereunder;

(VI)	Adverse circumstance that the Lender thinks it might affect the Borrower's credit capacity and the loan security, including but not limited to the circumstances under which the Borrower's liability in any financial institution becomes overdue or the Borrower involves in major litigation case;

(VII)	The Borrower has submitted the following documents to the Lender:

1.	The Borrower and guarantor's business license, organization code certificate and card of credit investigation that have passed the latest annual inspection, and other main materials shall be provided as required by the Lender;

2.	If guarantee is available for the borrowing, the guarantor's (including warrantor, mortgagor, pledger, similarly hereinafter), the authentic, legal and effective resolutions passed by a quorum of directors or shareholders by voting in the board of directors meeting or shareholders' meeting convened according to legal procedures regarding the consent on providing guarantee for the borrowing hereunder, or the said resolutions of other competent authorities;

3.	The "Small Enterprise Limited Borrowing Disbursement Form"/"Small Enterprise Loan Withdrawal Application Form", "Loan Entrusted Payment Application Form" (if any) correctly filled in by the Borrower and the "Small Enterprise (Manual) Receipt for a Loan" filled in as required by the Lender;

4.	The Borrower's legal representative's identity document, legal representative's specimen signature, and the Borrower's official seal, special financial seal, and authorized financial manager's specimen signature/seal;

5.	The Borrower shall also submit other documents related to this Contract according to reasonable requirements of the Lender.

(VIII)	Other withdrawal conditions prescribed by laws and regulations and agreed herein have been satisfied.

Article 7:	Please refer to Item 7 of the Attached Table hereto for loan disbursement method.

Article 8:	When applying for use of borrowing, the Borrower shall submit the "Small Enterprise Limited Borrowing Disbursement Form"/"Small Enterprise Loan Withdrawal Application Form", after examined and approved by the Lender, the Lender will issue the loan as agreed. Borrowing amount, term, purpose, interest rate and repayment method etc. will be determined as agreed herein and according to the contents agreed in "Small Enterprise (Manual) Receipt for a Loan".

Article 9:	Payment method

(I)	The payment of borrowing under this Loan Contract may be paid in the following two ways:

1.	Lender’s entrusted payment, namely as per the withdrawal request and payment entrustment by the Borrower, the Lender will review whether relevant transaction materials of the Borrower are conforming to the conditions agreed in the contract before issuing the loan capital, if checked without mistake, the Lender will pay the loan to the Borrower’s transaction object conforming to the purpose agreed in the Contract through the Borrower's account. The Borrower shall submit relevant transaction materials according to the method and term as required by the Lender, and cooperate with the Lender to make records related to details affirmation as required.

2.	Borrower’s direct payment, namely after the Lender has disbursed the loan capital to the Borrower’s account according to the Borrower’s withdrawal request, the Borrower directly pays the loan capital to its transaction object conforming to the purpose agreed in the contract. The Borrower shall regularly make summary report on the payment condition of loan capital, the Lender is entitled to check whether the loan payment is conforming to the agreed purpose by means of account analysis, voucher examination or onsite investigation etc., if the Borrower adopts direct payment, the Borrower shall submit the "Actual Payment List" within 15 days after issuing the loan. Where the Borrower fails to submit the "Actual Payment List" in the format and at the time as agreed, the Lender is entitled to look into the Borrower's responsibility for breach of contract pursuant to this Contract.

(II)	The entrusted payment by the Lender shall be adopted under the following circumstances:

1.	The Lender has newly established credit business relations with the Borrower and the Borrower's credit standing is common;

2.	If the payment object is definite, and the single payment amount exceeds RMB2 million, entrusted payment by the Lender shall be adopted;

3.	Other circumstances affirmed by the Lender.

(III)	In the course of loan payment, if the Borrower involves in the circumstances such as derating in credit standing, poor profitability in main businesses, abnormal use of loan capital etc., the Borrower shall promptly consult with the Lender, and the Lender is entitled to take measures such as change the loan payment method, stop issuing and paying the loan etc.

Article 10:	The Borrower authorizes the Lender to deposit the loan into the following account, the loan interest will be calculated as of the actual issuing date, refer to Item 8 of the Attached Table hereto for the loan account. If the Borrower changes this account, it shall ask for the consent of the Lender, and the account after change shall be opened in the Lender.

Article 11:	Repayment

(I)	Please refer to Item 9 of the Attached Table hereto for repayment method. The repayment schedule generated from the Lender's computer system according to this Contract constitutes an integral part of this Contract, and has the same legal effect as this Contract.

(II)	Repayment agreement

The Borrower shall deposit in full the repayable amount in current period into the designated repayment account before 16:00 on the repayment date agreed herein, and the Lender will make deduction on the expiry date for interest.

The Borrower authorizes the Lender to deduct the repayable amount directly from the following unit settlement account opened by the Borrower in the Lender's system, the power of attorney will not be otherwise issued for such authorization, and refer to Item 10 of the Attached Table hereto for repayment account.

If the Borrower fails to repay the repayable amount on time on expiry date for interest, the Lender is entitled to directly deduct the Borrower's repayable amount after the expiry date for interest.

If the Lender is unable to deduct the principal and interest in full due to the unit account provided by the Borrower is frozen, deducted, changed or of insufficient balance etc., the Borrower shall promptly provide the new repayment account to the Lender or promptly make up the account balance, so that the Lender is able to deduct the loan principal and interest in full and on time. Under the preceding circumstances, if the Lender is unable to recover the receivable principal and interest in full and on time due to the reason attributable to the Borrower, the Borrower shall bear the corresponding responsibility for breach of contract.

(III)	Please refer to Item 11 of the Attached Table hereto for early repayment.

1.	For the loan adopting installment repayment, if the Borrower applies for early repayment of loan in full, the Lender will charge the loan interest according to the actual days of residual loan principal from the last repayment date till the early repayment date; if the Borrower applies for early repayment of loan in part, the Lender will first deduct the loan principal and interest for the entire period which includes the early repayment date from the repayment application amount, and then use the repayment application amount for early repayment of loan principal.

2.	After early repayment of loan in part, the Borrower shall repay the loan principal and interest according to the installment amount determined based on the residual loan principal, residual term and loan interest rate applying currently.

Article 12:	Please refer to Item 12 of the Attached Table hereto for term adjustment.

When applying for adjusting the term of borrowing, the Borrower shall first repay the outstanding loan principal and interest (if any) and the loan principal and interest for the entire period which includes the date of term adjustment.

Article 13:	Please refer to Item 13 of the Attached Table hereto for guarantee method hereunder.

Article 14:	If the change adverse to the Lender's creditor's rights occurs in the guarantee hereunder, after informed by the Lender, the Borrower shall otherwise provide the guarantee satisfactory to the Lender as required.

Article 15:	Lender's rights and obligations

(I)	The Lender shall issue the loan according to this Contract and relevant contracts and text agreements, except for the delay caused by the Borrower's reason or other reasons not attributable to the Lender;

(II)	The Lender is entitled to ask the Borrower to repay the loan principal, interest and all kinds of expenses in realizing creditor's rights on time, and exercise other rights agreed herein to ask the Borrower to perform other obligations of it hereunder;

(III)	For the due and payable non-payment of the Borrower under this Contract and relevant contracts and documents, the Borrower hereby irrevocably authorizes that: the Lender may, without the Borrower's prior consent, directly deduct the loan principal, interest, insurance expenses, liquidated damages, compensation etc. that should be reimbursed by the Borrower from any account opened by it in Postal Savings Bank of China and its branch; besides, the Lender is entitled to inquire about the foregoing account and check the Borrower's capital use situation at any time;

(IV)	For the Borrower's evasion from the Lender's supervision, defaulting on borrowing principal and interest or other noncompliance, the Lender is entitled to implement sanction measures, report to relevant department and unit, and realize collection through announcement in news media;

(V)	For the materials and conditions related to the liability, financial affairs, production and management etc. provided by the Borrower, the Lender is obligatory to take appropriate confidentiality measures, and the duty of confidentiality will not be terminated along with the termination of contract, except for otherwise agreed herein and otherwise prescribed by laws and regulations;

(VI)	The Lender is entitled to understand and inquire about the Borrower and guarantor's operating conditions, credit positions, loan use conditions and performance conditions of loan contract;

(VII)	Ask the Borrower to regularly provide financial statements and other relevant materials, and the Lender may at any time examine and supervise the use conditions of borrowing in one way or another;

(VIII)	Within the validity period of loan hereunder, the Lender is entitled to carry out annual review on the Borrower's credit and the quality of fixed assets item for borrowing, so as to decide whether or not to continue to issue the loan to the Borrower; the loan will be issued if conforming to the requirements stipulated in the Lender's internal system, and will not be issued if not conforming to the required conditions stipulated in the Lender's internal system;

(IX)	In the course of loan issuing and payment, in case of the following circumstances occur in the Borrower, the Lender is entitled to ask for supplementing the loan issuing and payment conditions, or stop issuing and paying the loan capital:

1.	Derating in credit standing;

2.	Fail to pay the loan capital as agreed in the contract;

3.	The Borrower violates the contract agreement, and evades the Lender's entrusted payment by breaking up the whole into parts.

(X)	Without the Lender's consent, the Borrower must not engage in major project investment, substantial increase of debt financing and other matters causing or will cause great impact on the lender, the Lender is entitled to participate in the Borrower's merger, separation, shareholding reform, bankruptcy, liquidation, wholesale funding and assets sales etc. according to laws, regulations and contract agreements, so as to safeguard the Lender's creditor's rights; when necessary, the Lender is entitled to ask the Borrower to sign the loan contract and other relevant contract again.

Article 16:	Borrower's rights and obligations

(I)	The Borrower is entitled to ask the Lender to issue the loan as agreed in the contract, and is entitled to use the loan for the purpose agreed herein;

(II)	Under the precondition of conforming to the Lender's regulations, the Borrower is entitled to propose application to the Lender for change of contract elements;

(III)	The Borrower is entitled to ask the Lender to keep the business secrets provided by the Borrower and related to the financial information, production and management aspects confidential, except for otherwise prescribed by laws, regulations and rules, or otherwise required by competent authority, or otherwise agreed by both parties;

(IV)	The Borrower shall take the account opened in the system of Postal Savings Bank of China as the income collection account; if for any reason the Borrower opens income collection account in other financial institutions, the Borrower shall regularly provide the capital flow situation of such account as required by the Lender;

(V)	Before repaying all principal, interests and expenses hereunder, the Borrower shall regularly or irregularly submit the authentic financial statements and report on the conditions of all bank accounts, deposit and loan balances etc. as required by the Lender, and cooperate with the Lender to carry out regular or irregular credit assets examination activities as required by the Lender;

(VI)	Before having repaid all principal, interests and expenses hereunder, without the Lender's written consent, the Borrower shall not provide guarantee for the debt of others, nor lending capital externally;

(VII)	The Borrower shall use the loan for the purpose agreed herein, and shall not divert, misappropriate or use bank loan to engage in illegal or delinquent transaction; shall cooperate with and accept the Lender's examination and supervision on its production and management, financial activities and use conditions of borrowing hereunder; shall not illegally withdraw capital, transfer assets or utilize related transaction to evade the debts owed to the Lender; and shall not utilize the false contract between related party, and pledge the creditor's rights such as notes receivable, accounts receivable etc. without real trading background to the bank, so as to illegally obtain bank capital or credit granting;

(VIII)	In case of any one of the following circumstances, the Borrower shall promptly inform the Lender in writing:

1.	Changes in business registration matters such as domicile, communication address, business scope, legal representative etc.;

2.	Occurrence of any event threatening its normal operation or causing major adverse impact on its performance of repayment obligation hereunder, including but not limited to involve in major economic dispute, bankruptcy, deterioration of financial condition;

3.	Occurrence of discontinuation of business, dissolution, suspension of business for rectification, being revoked of the business license or being revoked etc.;

4.	Occurrence of major circumstances enough to affect the Borrower's debt paying ability.

In case of circumstances as listed in Subparagraph 1, the Borrower shall inform the Lender in writing within 15 days as of the date of change. In case of other circumstances, the Borrower shall inform the Lender in writing on the occurrence date of such circumstances.

The Borrower's change in articles of association shall be approved by the Lender. If the Borrower arbitrarily changes the articles of association without the Lender's consent, the changed part thereof will not have legal effect on the Lender.

(IX)	The Borrower shall repay the loan principal and interest hereunder as scheduled and as agreed in this Contract, "Small Enterprise (Manual) Receipt for a Loan" and relevant contracts and documents. If the Borrower fails to repay the principal and interest as scheduled, the Borrower shall bear the penalty interest, liquidated damages, compensation, costs in realizing creditor's rights (including but not limited to litigation expenses, attorney fees, notarial fees, execution fees) incurred therefrom, the loss caused to the Lender due to the default of debtor and all other accrued expenses;

(X)	The Borrower confirms that: when the Lender deducts amounts as agreed in this Contract and relevant contracts and documents, it will be deemed as having obtained the prior consent of the Borrower. Even if the Borrower has made irrevocable authorization here, if the Lender requires, the Borrower still need to assist in going through all relevant formalities for deduction;

(XI)	If the Borrower's action of transferring its productive assets involve over 30% of its total assets, the Borrower shall serve prior written report to the Lender for consent;

(XII)	The Borrower shall not sign any contract or document damaging the interests of Lender, nor engage in any activity enough to damage the interests of Lender;

(XIII)	During the period of Borrower's repayment of loan, the Borrower's profit, depreciation and amortization shall give priority to repay the due principal and interest to the Lender, and then give consideration to pay dividends to shareholders, during the operation period, the shareholder shall not misappropriate or illegal withdraw the capital in any way to affect the Borrower's normal operation;

(XIV)	If any event enough to cause material adverse impact on the guarantor's financial conditions or its capability in performing guarantee obligation happens or will happen, the Borrower shall promptly otherwise provide the new guarantee approved by the Lender;

(XV)	if the value of collateral hereunder depreciates, which is enough to affect the loan security, the Borrower shall supplement the guarantee within a time limit required by the Lender, and the guarantor and Lender shall sign the effective guarantee contract pursuant to law.

Article 17:	Default of Lender

In case of any one or several of the following circumstances, it constitutes the Lender's event of default:

(I)	Without good cause agreed herein, fail to provide the loan to the Borrower as agreed herein;

(II)	Without good cause agreed herein, stop issuing or early recover the loan;

(III)	Fail to charge the interest according to the People's Bank of China's regulations on interest rate.

In case of the Lender's event of default as agreed herein, the Borrower is entitled to ask the Lender for correction within a time limit; if causing loss to the Borrower, the Borrower is entitled to ask the Lender to compensate the loss caused thereby.

Article 18:	Default of Borrower

In case of any one or several of the following circumstances, it constitutes the Borrower's event of default:

(I)	The Borrower fails to pay the due outstanding debts related to the Lender as scheduled, including but not limited to the principal, interests and other expenses agreed in this Contract and relevant contracts, documents and disbursement form;

(II)	The Borrower fails to use the loan capital for the purpose stipulated in this Contract or other relevant contracts or documents signed with the Lender;

(III)	This Contract and relevant contracts and documents require providing guarantee for relevant debts, the Borrower or the third party fails to provide guarantee or fails to provide appropriate guarantee as agreed in guarantee contract;

(IV)	Where the change adverse to the Lender's creditor's rights occurs in the guarantee hereunder, and the Borrower fails to otherwise provide appropriate guarantee as required by the Lender;

(V)	The Borrower fails to fully perform any obligation under this Contract or other relevant contracts or disbursement form signed with the Lender, or fails to completely abide by any one of the stipulations therein, and fails to take remedial measure satisfactory to the Lender after receiving written notice from the Lender;

(VI)	As a party concerned, the Borrower fails to repay or expresses not to repay any debts under the loan contract or other contracts signed with the Lender or the third party;

(VII)	The Borrower is declared of bankruptcy or insolvency;

(VIII)	According to reasonable judgment by the Lender, other events endangering or damaging the Lender's rights and interests hereunder might occur, such as the guarantee ability of the guarantor in this Contract deteriorates obviously, great changes in market conditions or national policies related to the Borrower's operation, which will cause adverse impact on the Borrower's operating conditions etc.

(IX)	Violate the agreement of this Contract, or any representation or warranty made by the Borrower in this Contract is proved incorrect or misleading;

(X)	Fail to provide authentic, complete, accurate and effective financial accounting, production and management conditions and other relevant materials as required by the Lender;

(XI)	Fail to abide by the commitment matter;

(XII)	Break through the agreed financial index;

(XIII)	Refuse or hinder the Lender's supervision and examination on loan use conditions;

(XIV)	Transfer assets or illegally withdraw capital to evade debts;

(XV)	The operation and financial conditions deteriorate, unable to pay the matured debts, or involve in or will involve in major litigation or arbitration procedure and other legal disputes, the Lender thinks it might or has already affected or damaged the Lender's rights and interests hereunder;

(XVI)	Any other debts borne have already or might affect the performance of obligations to the Lender under this Contract;

(XVII)	Within the contract validity period, carry out contracting, leasing, merger, consolidation, joint venture, separation, joint operation, shareholding reform and other actions changing the operation mode or shifting the operation mechanism etc., the Lender thinks it has already affected or damaged the Lender's rights and interests hereunder;

(XVIII)	Occurrence of other circumstances that the Lender thinks it is sufficient to affect the realization of creditor's rights;

(XIX)	Other circumstances violating the agreements herein.

Article 19:	If the Borrower has default circumstances as agreed herein, the Lender is entitled to adjust, reduce, suspend or stop the issue of loan hereunder according to the seriousness of the circumstances, and is entitled to take all or part of the following measures:

(I)	Declare, in whole or in part, the immediate maturity of the outstanding loan/principal and interest of trade financing amounts and other payables under this Contract, and other contracts between the Borrower and Lender;

(II)	Exercise the guarantee right;

(III)	Stop issuing the loan;

(IV)	Unilaterally rescind the contract;

(V)	Ask the Borrower to correct the event of default within a time limit;

(VI)	If the Borrower fails to repay as scheduled and fails to reach to an agreement with the Lender regarding the extension, it will constitute loan overdue, the Lender is entitled to charge the penalty interest according to the punitive interest rate agreed herein;

(VII)	If the Borrower fails to use the loan capital according to the purpose stipulated herein, the Lender is entitled to charge interest according to the punitive interest rate agreed herein;

(VIII)	Ask the Borrower to pay liquidated damages equivalent to 1% of the contract amount hereof, if the liquidated damages are not sufficient to compensate the Lender's loss, the Borrower shall continue to bear the compensation responsibility;

(IX)	Ask the Borrower to bear all reasonable expenses incurred to the Lender due to the realization of creditor's rights (including but not limited to litigation fee, attorney fee etc.);

(X)	Ask the Borrower to provide or add guarantee, and the guarantee forms include but not limited to warranty, mortgage and pledge;

(XI)	Take other measures conforming to relevant legal provisions to safeguard its rights and interests hereunder.

Article 20:	Expenses bearing

Relevant expenses incurred from the conclusion and performance of this Contract, include but not limited to: insurance expenses, assessment fee, registration fee, custodian fee, fee for deposit and withdrawal, appraisal fee, litigation fee, arbitration fee, property preservation fee, traveling expenses, execution fee, auction fee, notarial fee, delivery fee, announcement fee, attorney fee etc., will be borne by contracting parties according to the requirements of laws, regulations, administrative rules and other normative documents, except for otherwise agreed by contracting parties. For the costs of advance payment in order to safeguard self-interest, the Lender is entitled to claim compensation from the Borrower and guarantor, and charge the interest on deposit starting from the date of advance payment.

Article 21:	Use of Borrower's information

The Borrower agrees that, the Lender may inquire about the Borrower's credit standing and account information from the People's Bank of China's enterprise credit foundation database and individual credit foundation database, and may provide the Borrower's information to the foregoing credit database. And the Borrower agrees that the Lender may reasonably use relevant information of Borrower for the purpose of concluding and performing this Contract.

Article 22:	Collection by announcement

For the Borrower's default on loan principal and interest or other default circumstances, the Lender is entitled to report to relevant department or unit, and is entitled to carry out collection by announcement through new media or other approaches.

Article 23:	Evidentiary effect of the Lender's records

Unless there is reliable and definite evidence to the contrary, the Lender's internal accounting records related to the principal, interest, expenses and repayment records etc.; the bills and vouchers prepared or reserved by the Lender in the course of handling the Borrower's businesses such as loan issuing, repayment, interest payment etc.; and the records and certificates of the Lender for loan collection constitute the conclusive evidences effectively proving the debtor-creditor relationship between the lending and borrowing parties. The Borrower cannot propose any objection to the Lender's unilateral preparation or reservation of the foregoing records, statements bills, vouchers and certificates.

Article 24:	Reservation of rights

The Lender's rights hereunder do not affect and eliminate any rights enjoyed by it according to laws, regulations and other contracts. Any tolerance, moratorium, preference or delaying the exercise of any rights hereunder for the breach of contract or delay action, shall not be deemed as the waiver of any rights and interests hereunder or as the permission or approval of any action violating this Contract; nor restrict, stop or hinder the continuous exercise of such rights or any other rights to it; nor thereby cause the Lender bearing any responsibility and obligation for the Borrower.

Article 25:	Apart from the debts hereunder, if the Borrower still owes other matured debts to the Lender, the Lender is entitled to inquire about and collect by transfer the amounts in RMB or other currencies in the Borrower's account opened in Postal Savings Bank of China and its branch to first use for repaying any one of the matured debts, the Borrower shall cooperate actively, and the Lender shall promptly inform the Borrower after collection by deduction.

Article 26:	The Borrower agrees to accept the Lender's collection by means of call and SMS reminder, collection letter etc., and be responsible for the authenticity of the reserved phone number and contact address, the answerer of the reserved phone number is deemed as the Borrower himself/herself, after the collection letter has been delivered to the reserved contact address, it will be deemed as having been served to the Borrower; after the change of phone number and contact address, the Borrower shall inform the Lender before the expiry date for interest in current period, otherwise the Borrower shall bear the adverse consequences arising therefrom. Other collection methods such as collection by phone call and SMS etc. shall have the same legal effect as the collection letter.

Article 27:	Notarization

If requested by the Lender, the Borrower shall cooperate with the Lender to carry out compulsory enforcement notarization for this Contract. After compulsory enforcement notarization, if the Borrower fails to perform the obligations hereunder, the Lender may apply to the competent People's Court for compulsory enforcement pursuant to law.

Article 28:	Please refer to Item 14 of the Attached Table hereto for dispute settlement method.

Article 29:	Please refer to Item 15 of Attached Table hereto for special covenants.

Article 30:	Please refer to Item 16 of Attached Table hereto for counterparts.

Article 31:	Contact effectiveness, modification and rescission

(I)	This Contract will become effective after it is signed by authorized signatory and affixed with official seal (or contract seal) of the Borrower and Lender.

(II)	After this Contract becomes effective, neither party of lending and borrowing parties may arbitrarily modify or early rescind this Contract. When in need of contract modification or rescission, a written contract shall be concluded by mutual agreement.

Attached Table

Item 1	Contracting parties	Borrower:	Qingdao Tiandihui Foodstuffs Co., Ltd.
		Domicile:	No. 2521, Tiejueshan Road, Huangdao District
		Postal code:	266000	Legal representative:	Cui Rongfeng
		Fax: ________________________		Tel.: ________________________
		Lender:	Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch
		Domicile:	No. 66, Weihai Road, Shibei District, Qingdao
		Postal code:	266000	Responsible person:	Li Ningning
		Fax: 0532 -66063085		Tel.: 0532 -66987430

Item 2	Contract nature	This Contract is (II)

		(I)	The separate single business contract, when signing this Contract, it is not subordinated to any other credit contract signed by and between the Borrower and Lender.

		(II)	The separate contract under the "Small Enterprise Facility Agreement" (No.: 37002322100117030005) signed by and between the credit receiver Qingdao Tiandihui Foodstuffs Co., Ltd. and the credit grantor Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch.

Item 3	Borrowing currency and amount	The currency of the Borrower's borrowing from the Lender is: RMB, the principal amount is (in words) RMBTwo Million only, (in figures) ￥2,000,000.00 (in case of discrepancy between the contents in words and in figures, the contents in words shall prevail, similarly hereinafter).

Item 4	Purpose of borrowing	The borrowing hereunder is used for purchasing goods.

Item 5	Term of borrowing	The term of single loan hereunder shall not exceed 12 months, specific term for single loan is subject to the date specified in "Small Enterprise (Manual) Receipt for a Loan". The term of single loan starts from the date on which the borrowing capital has been transferred to the account designated by the Borrower, until all principals and interests for the last period agreed herein have been repaid. If withdrawal by installment, the maturity date of every withdrawal shall not exceed the last maturity date of the loan. Both the actual withdrawal date and repayment date are subject to the dates specified in "Small Enterprise (Manual) Receipt for a Loan", and the "Small Enterprise (Manual) Receipt for a Loan" constitutes an integral part of this Contract.

Item 6	Adjustment of loan interest rate

The loan interest rate takes the loan interest rate of the same period and same grade published by the People's Bank of China as the benchmark interest rate, at least floating 40% upward (upward/downward).

Before withdrawal, in case of adjustment of benchmark interest rate and it is applicable to the loan hereunder, the new benchmark interest rate shall apply and the new loan interest rate shall be determined again according to the floating interest rate agreed above; after withdrawal, in case of adjustment of benchmark interest rate, the loan interest rate will be handled according to the following No. 1 method:

		1.	If the term between withdrawal date and repayment date is shorter than one year (inclusive), the interest rate of this Contract shall apply, and interest will not be calculated by stage; if the term is longer than one year, starting from January 1 of the next year after the date of every adjustment of benchmark interest rate, the new interest rate will be determined and applied according to the benchmark interest rate after such adjustment and the proportion of floating interest rate agreed above.

		2.	It will not be adjusted during the term of loan.

Item 7	Loan disbursement method	The loan hereunder may be disbursed by the Borrower according to the following No. (I) method:

		(I)	Revolving use, the Borrower may repeatedly disburse the loan within validity period of the line of credit, the balance of total loan disbursed shall not exceed the amount agreed herein, and the Borrower shall withdraw the disbursement amount within 15 days after the Lender has examined and approved the disbursement.

		(II)	Revolving use is not allowed, the Borrower may disburse the loan by installment within validity period of the line of credit, the amount of loan disbursed shall not exceed the amount agreed herein, and the Borrower shall withdraw the disbursement amount within 15 days after the Lender has examined and approved the disbursement.

		(III)	The Borrower shall withdraw the loan in a lump sum before (date).

Item 8	Loan account	The Borrower authorizes the Lender to deposit the loan into the following account, and the loan interest will be calculated as of the actual issuing date:

		Name of loan account:	Qingdao Tiandihui Foodstuffs Co., Ltd.

		Loan account No.:	937028010000277779

		Bank of deposit:	Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch

If the Borrower changes this account, it shall ask for the consent of the Lender, and the account after change shall be opened in the Lender.

Item 9	Repayment method	By mutual agreement, the Borrower will repay the loan principal and interest according to the following No. 1, 3 and 6 methods:

		1.	Repay average principal plus interest on monthly basis, namely constant repayment of loan principal and interest on monthly basis within the term of loan.

		2.	Repay average principal plus interest on quarterly basis, namely constant repayment of loan principal and interest on quarterly basis within the term of loan.

		3.	Repay interest on monthly basis and repay principal in a lump sum upon maturity, namely within the term of loan, repay the loan interest on monthly basis, and repay the loan principal in a lump sum upon loan maturity, it is only applicable to the loan with the term within 1 year (inclusive).

		4.	Repay interest on quarterly basis and repay principal in a lump sum upon maturity, namely within the term of loan, repay the loan interest on quarterly basis, and repay the loan principal in a lump sum upon loan maturity, it is only applicable to the loan with the term within 1 year (inclusive).

		5.	Repay average principal plus interest by stage, namely only repay the interest within the grace period of loan, after the grace period, constantly repay the loan principal and interest on monthly basis, and the grace period shall not exceed 6 months at longest.

		6.	Repay principal and interest in a lump sum, namely repay the loan principal and interest in a lump sum upon maturity, it is only applicable to the loan with the term within 6 months (inclusive).

Item 10	Repayment account	Name of repayment account:	Qingdao Tiandihui Foodstuffs Co., Ltd.
		Repayment account No.:	937028010000277779
		Bank of deposit:	Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch

Item 11	Early repayment	When the loan hereunder can be applied for early repayment will be handled according to the following No. 1 method:

		1.	Early repayment can be applied for after the Borrower has repaid the loan principal and interest of the last period on time. The lending and borrowing parties hereby agree upon the early repayment matters as follows:

			(1)	The Borrower shall propose written application to the Lender 5 working days before the date of early repayment, after the approval of Lender, the Borrower may early repay part of principal or early settle the loan. For early repayment of loan in part, the minimum amount for repayment application is RMBTen Thousand.

			(2)	For early repayment, the Borrower shall pay the compensation for early repayment to the Lender as agreed in the following Item a:

				a.	The Borrower does not have to pay the compensation for early repayment.

				b.	The Borrower shall pay the compensation equivalent to % of the principal in the part of early repayment.

		2.	Application for early repayment is not allowed.

Item 12	Term adjustment	(I)	Whether the term of loan hereunder can be extended will be handled according to the following No. 1 method:

		1.	Term of loan can be extended. For the borrowing hereunder, if the Borrower cannot repay the loan according to the repayment schedule as agreed in this Contract and relevant contracts and documents, the Borrower may apply to the Lender for extending the term of borrowing. In principle, the Borrower's extension application shall be proposed 30 working days before the repayment date of loan. After the approval of the Lender, both parties will go through relevant formalities. The borrowing hereunder can only be extended for one time, and the term of extension shall not exceed the original term of borrowing. When the original term of borrowing plus the extended term reaches to the grade of term for new interest rate, starting from the date of extension, the loan interest will be charged according to the grade of term for new interest rate. The interest already charged will no longer be adjusted.

		2.	Term of loan cannot be extended.

		(II)	Whether the term of loan hereunder can be shortened will be handled according to the following No. 1 method:

		1.	Term of loan can be shortened. If the Borrower applies for shortening the term of borrowing, the Borrower shall propose written application to the Lender for shortening the term of loan five working days before the repayment date of such loan, after approval of the Lender per examination, both parties will go through relevant formalities. If the term of loan is shortened, the repayment schedule will be calculated again according to the original loan interest rate, term of borrowing after shortening and residual loan principal.

		2.	Term of loan cannot be shortened.

Item 13	Loan guarantee

The guarantee type(s) hereunder include(s) (select one or more as the case may be):

☐ This Contract is the master contract under the "Small Enterprise Maximum Mortgage Contract" (No.        /              ) signed by and between the guarantor / and the Lender.

☐ This Contract is the master contract under the "Small Enterprise Maximum Mortgage Contract" (No.        /              ) signed by and between the guarantor        /              and the Lender.

■ This Contract is the master contract under the "Small Enterprise Maximum Warranty Contract" (37002322100617030005) signed by and between the guarantor Cui Rongfeng, Wang Yanjuan and the Lender, and it will provide the maximum warranty guarantee.

☐ The mortgagor        /              to provide mortgage guarantee.

☐ The pledger        /              to provide pledge guarantee.

☐ The warrantor        /              to provide warranty guarantee.

☐ Other guarantee type(s):                            /

Item 14	Dispute and settlement	In case of any dispute between contracting parties during performance of this Contract, both parties may settle it through consultation or mediation. If consultation or mediation fails, it shall be settled according to the No.(I) method below:

		(I)	File a lawsuit to the competent people's court in the Lender's place of domicile.

		(II)	Apply to / Arbitration Commission for arbitration according to the then effective arbitration rules of such commission, and the arbitration award is final and binding upon both parties.

During the period of litigation or arbitration, terms of this Contract not involved in dispute shall still be performed.

Item 15	Special covenants	The lending and borrowing parties agree upon the following contents in Item (II) to jointly abide by:

		(I)	Before completing the repayment of borrowing, the Borrower will not distribute dividends to the shareholders/investors;
		(II)	Before completing the repayment of borrowing, the Borrower will not give priority to repay the private lending capital;
		(III)	The Borrower promises that the settlement proportion of bank settlement account opened in the Lender will not be lower than the proportion of Lender's loan in the total loan of Borrower;
		(IV)	Other: /

Item 16	Counterparts	This Contract is made in triplicate, the Borrower holds one copy, and the Lender holds two copies, and each of them shall have the same legal effect.

The Borrower has read all terms and conditions of this Contract. As requested by the Borrower, the Lender has made explanation on corresponding terms of this Contract. The Lender has completely learned about and fully understood the meanings of terms hereof and the corresponding legal consequences.

Borrower:	Qingdao Tiandihui Foodstuffs Co., Ltd.	Credit grantor:	Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch

(Official seal or contract seal): Qingdao Tiandihui Foodstuffs Co., Ltd. (Seal)		(Official seal or contract seal): Postal Savings Bank of China LLC Qingdao Shibei District Weihai Road Sub-branch (Seal)

Authorized Signatory (Signature):	Cui Rongfeng (Signature)	Authorized Signatory (Signature):	Li Ningning (Signature)
March 27, 2017		March 27, 2017